EXHIBIT 4.1

[stock certificate number]                                   [number of shares]

                                [XLConnect Logo]
                            XLConnect Solutions, Inc.
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK                                SEE REVERSE FOR CERTAIN DEFINITIONS
PAR VALUE $.01                                                CUSIP 983946 10 4


         THIS CERTIFIES THAT ____________________ IS THE OWNER OF _____ FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF XLCONNECT SOLUTIONS, INC. transferable on the books of the Corporation or by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares of Common Stock represented hereby are subject to the laws of the Commonwealth of Pennsylvania and to the provisions of the Articles of Incorporation and the By-laws of the Corporation and any amendments thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                  COUNTERSIGNED AND REGISTERED:
                                                     STOCKTRANS,INC.
Dated:                                               7 East Lancaster Avenue
                                                     Ardmore, PA  19003
                                                                 Transfer Agent
                                                                 and Registrar



____________________     ____________________       BY:________________________
Secretary                Chief Executive               Authorized Signature
                         Officer and
                         President


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                            XLCONNECT SOLUTIONS, INC.



The Corporation will furnish without charge to each shareholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                  Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common             UNIF GIFT
                                         MIN ACT-..........Custodian..........
                                                   (Cust.)            (Minor)
TEN ENT-as tenants by the entireties              under Uniform Gifts to Minors

JT TEN -As joint tenants with right               Act..........................
            of survivorship and not as                        (State)
            tenants in common

     Additional abbreviations may be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________________________________________ Attorney to
transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated_________________

                                            -----------------------------------
                                            Notice:  The signature to this
                                                     assignment must
                                                     correspond with the name
                                                     as written upon the face
                                                     of the certificate.  In
                                                     every particular, without
                                                     alteration or enlargement
                                                     or any change whatever.

SIGNATURE(S) GUARANTEED



By________________________________________
    THE SIGNATURE(S) SHOULD BE GUARANTEED
    BY AN ELIGIBLE GUARANTOR INSTITUTION.
    (Banks, stockbrokers, Savings and Loan
    Associations and Credit Unions) WITH
    MEMBERSHIP IN AN APPROVED SIGNATURE
    GUARANTEE MEDALLION PROGRAM PURSUANT
    TO S.E.C. RULE 17Ad-15


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